Reserves	12 Months Ended
Dec. 31, 2025
Reserves [Abstract]
RESERVES

14. RESERVES

The share-based payment reserve for warrants represents the cost to issue warrants in the future based on their grant date fair value.

The share-based payment reserve for options represents the cost to issue share-based compensation, primarily share options, based on their grant date fair value.

Retained earnings represent the cumulative profits/(losses) of the entity which have not been distributed to shareholders. This reserve has been credited as part of the capital reduction exercise described below.

The translation reserve represents the unrealized gains or losses from the foreign currency translation of Companies within the Group.

The shares to be issued reserve represents the equity shares that are to be issued to the Chairman in lieu of his bonus and additional salary for his role as acting CEO for the year ending December 31, 2023.

The merger reserve arises on consolidation as a result of the share for share exchange transaction that took place this year described in note 13. It represents the difference between the share capital issued and the aggregate carrying value of assets and liabilities and other reserves of the previous parent on the merger date.

The Restricted Stock Unit reserves represent the restricted stock unit shares that have been issued to the CEO as part of his compensation. The restricted stock units vest over a period of time.